UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2011
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     As reported in Item 5.07 of this Form 8-K Report, our stockholders approved the following plans (collectively, the “Plans”) at our April 21, 2011 annual meeting of stockholders (the “Annual Meeting”):
•	Donegal Group Inc. 2011 Employee Stock Purchase Plan.

•	Donegal Group Inc. 2011 Equity Incentive Plan for Employees.

•	Donegal Group Inc. 2011 Equity Incentive Plan for Directors.
     We attach each of the Plans as an exhibit to this Form 8-K Report. We incorporate by reference in this Form 8-K Report the descriptions of the material terms of the Plans from our proxy statement for our Annual Meeting we filed with the Securities and Exchange Commission on March 18, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     Our stockholders voted as follows at our Annual Meeting:
     The total number of votes represented at the Annual Meeting in person or by proxy was 7,549,999 of the total of 7,578,081 votes entitled to vote at the Annual Meeting.
     At the Annual Meeting, our stockholders elected Robert S. Bolinger, Patricia A. Gilmartin, Philip H. Glatfelter, II and Jack L. Hess as Class A Directors to serve for a term of three years and until the election of their successors. The votes cast for the election of Class A Directors were as follows:

	Number of Votes
	For	Withheld	Broker Non-Votes
Robert S. Bolinger	6,542,497	52,719	954,783
Patricia A. Gilmartin	6,521,659	73,557	954,783
Philip H. Glatfelter, II	6,396,868	198,345	954,783
Jack L. Hess	6,532,135	63,078	954,783
     No shares abstained with respect to the election of Class A Directors.

Our stockholders also approved the following actions:
•	Ratification of the selection by the audit committee of our board of directors of KPMG, LLP as our independent registered public accounting firm for 2011.

Number of Votes
For	Against	Abstain	Broker Non-Votes
7,519,959	29,367	650	None
•	Approval, by a non-binding vote of our stockholders, of the compensation of our named executive officers we described in our proxy statement.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,048,225	536,355	10,636	954,783
•	The determination, by a non-binding vote of our stockholders, of three years as the frequency with which we submit to our stockholders for approval the compensation of our named executive officers.

Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
738,988	18,230	5,827,446	10,552	954,783
•	Approval of our 2011 Employee Stock Purchase Plan.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,545,883	46,562	2,771	954,783
•	Approval of our 2011 Equity Incentive Plan for Employees.

Number of Votes
For	Against	Abstain	Broker Non-Votes
5,858,245	731,897	5,074	954,783
•	Approval of our 2011 Equity Incentive Plan for Directors.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,498,413	90,650	6,153	954,783

Item 8.01.	Other Events.
     On April 21, 2011, our board of directors declared a regular quarterly cash dividend payable on May 16, 2011 of $.12 per share of Class A common stock and $.1075 per share of Class B common stock to stockholders of record as of the close of business on May 2, 2011. We attach our press release dated April 21, 2011 in which we reported the dividend declaration as an exhibit to this Form 8-K Report. These dividends represent percentage increases of 4.3% for our Class A common stock and 4.9% for our Class B common stock compared to the previous quarterly cash dividend.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Donegal Group Inc. 2011 Employee Stock Purchase Plan.
10.2	Donegal Group Inc. 2011 Equity Incentive Plan for Employees.
10.3	Donegal Group Inc. 2011 Equity Incentive Plan for Directors.
99.1	Press Release of Donegal Group Inc. dated April 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice President
and Chief Financial Officer

Date: April 22, 2011